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                           Prospectus Supplement to
              VAN ECK WORLDWIDE EMERGING MARKETS FUND PROSPECTUS
                               Dated May 1, 1999

Amendment to the Prospectus

David Hulme has been named Co-Portfolio Manager of the Worldwide Emerging Markets Fund. Mr. Hulme was an Investment Analyst with Peregrine Asset Management (Hong Kong) Limited (June 1995-January 1998), a Deputy Manager at Price Waterhouse, Hong Kong (November 1994-June 1995) and an Assistant Manager at Price Waterhouse, London (July 1991-October 1994).

                   Prospectus Supplement Dated June 5, 1999